UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
December 26, 2008
Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
(Address of principal executive offices, including zip code)
(412) 762-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.
     On December 31, 2008, The PNC Financial Services Group, Inc. (“PNC”) entered into a letter agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which PNC agreed to issue and sell (i) 75,792 shares of PNC’s Fixed Rate Cumulative Perpetual Preferred Stock, Series N, par value $1.00 per share (the “Series N Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 16,885,192 shares of PNC common stock, par value $5.00 per share (the “PNC common stock”), for an aggregate purchase price of $7,579,200,000 in cash. The final amount of Treasury’s investment was based on updated information relating to the risk weighted assets of PNC on a pro forma basis, which became available following Treasury’s original approval of PNC’s participation in the Capital Purchase Program. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
     The Series N Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and thereafter at a rate of 9% per annum. The Series N Preferred Stock may be redeemed by PNC after three years. The Series N Preferred Stock may not be redeemed by PNC during the first three years unless the aggregate gross cash proceeds from one or more “Qualified Equity Offerings” (as defined in the Amended and Restated Statement with Respect to Shares for the Series N Preferred Stock (the “Amended and Restated Series N Statement”) attached as Exhibits 3.1 & 4.1 hereto) is at least equal to the Minimum Amount of $1,894,800,000 and then only up to the extent of the aggregate net cash proceeds. The restrictions on redemption are set forth in the Amended and Restated Series N Statement described in Item 5.03 below and are incorporated herein by reference. The Series N Preferred Stock was issued to Treasury effective December 31, 2008.
     The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to certain anti-dilution and other adjustments, equal to $67.63 per share of PNC common stock. The Warrant, dated December 31, 2008, is attached as Exhibit 4.2 hereto and is incorporated herein by reference.
     The Series N Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Upon the request of Treasury at any time, PNC has agreed to promptly enter into a deposit arrangement pursuant to which the Series N Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Series N Preferred Stock, may be issued. PNC has agreed to register the Series N Preferred Stock, the Warrant, the shares of PNC common stock underlying the Warrant (the “Warrant Shares”) and Depositary Shares, if any, as soon as practicable after the date of the issuance of the Series N Preferred Stock and the Warrant. Neither the Series N Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series N Preferred Stock and December 31, 2009.
     Under the Purchase Agreement, PNC will be subject to certain executive compensation limits included under the Emergency Economic Stabilization Act of 2008 (the “EESA”) and related guidance and regulations. Among other things, in the Purchase Agreement, PNC agreed that, until such time as Treasury ceases to own any debt or equity securities of PNC acquired pursuant to the Purchase Agreement or the Warrant, PNC will take all necessary action to ensure that its compensation, bonus, incentive and other benefit plans, arrangements and agreements with respect to its senior executive officers (within the meaning of EESA) comply with Section 111(b) of the EESA as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series N Preferred Stock, and further agreed to not adopt any such plans, arrangements or agreements with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing. PNC’s senior executive officers have agreed that all of the compensation, bonus, incentive and other benefit plans, arrangements and agreements of PNC applicable to them are amended to comply with the EESA and the relevant guidance and regulations.

Item 3.02.	Unregistered Sales of Equity Securities.
     The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.
     Upon issuance of the Series N Preferred Stock, and as more fully described in the Series N Statement, the ability of PNC to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on PNC common stock and other of PNC’s capital stock ranking junior to the PNC Preferred Stock and on other preferred stock and other stock ranking on a parity with the PNC Preferred Stock, will be subject to certain restrictions in the event that PNC does not declare dividends on the PNC Preferred Stock during any dividend period.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Article FOURTH of the Amended and Restated Articles of Incorporation of PNC (the “Articles of Incorporation”) authorizes the issuance from time to time of up to 20,000,000 shares of preferred stock, par value $1.00 per share. On December 26, 2008, PNC filed with the Pennsylvania Corporation Bureau a Statement with Respect to Shares for the Series N Preferred Stock, and, on January 2, 2009, filed an amendment to its Articles of Incorporation which amended such Statement which, as amended, authorized 75,792 shares of Series N Preferred Stock, and set forth the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the Series N Preferred Stock, which are not fixed by the Articles of Incorporation.
     The Series N Statement is attached hereto as Exhibits 3.1 & 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

3.1 & 4.1	Statement with Respect to Shares — Fixed Rate Cumulative Perpetual Preferred Stock, Series N, as amended

4.2	Warrant for Purchase of Shares of PNC Common Stock

Exhibit No.	Description
10.1	Letter Agreement dated December 31, 2008 by and between The PNC Financial Services Group, Inc. and the United States Department of the Treasury

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date: January 2, 2009	By:	/s/ Samuel R. Patterson
		Name:	Samuel R. Patterson
		Title:	Controller

EXHIBIT INDEX

Exhibit No.	Description

3.1 & 4.1	Statement with Respect to Shares — Fixed Rate Cumulative Perpetual Preferred Stock, Series N, as amended

4.2	Warrant for Purchase of Shares of PNC Common Stock

10.1	Letter Agreement dated December 31, 2008 by and between The PNC Financial Services Group, Inc. and the United States Department of the Treasury